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Exhibit 10.29

AMENDMENT TO TRADEMARK LICENSE AGREEMENT
AND ASSIGNMENT OF RIGHTS

        THIS AMENDMENT TO TRADEMARK LICENSE AGREEMENT AND ASSIGNMENT OF RIGHTS (the "Amendment") is entered into as of June 1, 2002, by and between Y, LLC, a Delaware limited liability company jointly-owned by Jim Jannard and Bobbie Jannard ("Y, LLC"), and Oakley, Inc., a Washington corporation ("Oakley"). Capitalized terms used but not defined herein are used as defined in the Agreement (as defined below).

RECITALS

        WHEREAS, Y, LLC and Oakley have previously entered into that certain Trademark License Agreement and Assignment of Rights, as of March 31, 2000 (the "Agreement");

        WHEREAS, since January 1, 1999, Y, LLC has sponsored Scotty Cannon, a National Hot Rod Association ("NHRA") driver, pursuant to a sponsorship agreement between Y, LLC and Scotty Cannon, dba Cannonball Racing, for the purpose of pursuing the NHRA Funny Car Class Championship;

        WHEREAS, on December 15, 2001, Y, LLC and Don Schumacher Racing, an Illinois corporation ("Schumacher"), entered into a NHRA Top Fuel Funny Car Agreement (the "Schumacher Agreement"), pursuant to which Y, LLC will work with Schumacher in the entry of a funny car driven by Scotty Cannon in the NHRA Drag Racing Series and Schumacher grants certain sponsorship rights to Y, LLC; and

        WHEREAS, in light of certain terms and provisions contained in the Schumacher Agreement, Y, LLC and Oakley desire to amend the Agreement.

        NOW, THEREFORE, in consideration of the mutual agreements hereinafter set forth, Y, LLC and Oakley have agreed and do hereby agree to amend the Agreement effective as of December 15, 2001 as follows:

        1.    Section b. of the Recitals contained in the Agreement is hereby deleted and replaced with the following:

            "Oakley owns certain Trademarks (as such term is defined in Section i.(2) of the Agreement)."

        2.    Section i.(1) of the Agreement is hereby deleted and replaced with the following:

            "In connection with the Sponsorship, Oakley hereby authorizes Y, LLC to use and place the Trademarks in all locations where Y, LLC has the right to place such Trademarks under the NHRA Top Fuel Funny Car Agreement, dated December 15, 2001, by and between Y, LLC and Don Schumacher Racing, an Illinois corporation ("Schumacher"), and pursuant to any sponsorship agreement between Y, LLC and Scotty Cannon, dba Cannonball Racing, as such agreements exist on, or existed prior to, June 1, 2002 without giving effect to any amendment entered into after June 1, 2002.

        3.    Section i.(2) of the Agreement is hereby deleted and replaced with the following:

            "Oakley hereby grants to Y, LLC a nonexclusive, non-transferable license and right to use all trademarks, service marks, copyrights, symbols, logos, emblems, decals, designs, colors, likenesses or other visual representations owned by Oakley, to the extent Y, LLC is not the owner of those marks (collectively, the Trademarks"), to effectuate the Placement, subject to the terms and conditions of this Agreement."

        4.    Section i.(5) of the Agreement is hereby added as a new subsection as follows:

            "Oakley hereby agrees to adequately supply (as determined by Oakley in its sole discretion) (a) Schumacher and its employees, including driver and crew employed by Schumacher (collectively, the "Race Team"), (b) all members of the Race Team involved in building, testing or racing any and all NHRA racing vehicles, and (c) Scotty Cannon with Oakley sunglasses, Oakley clothing and Oakley apparel."

        5.    Except as amended hereby, all of the provisions of the Agreement shall remain and continue in full force and effect.

        6.    This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all the counterparts shall together constitute one and the same instrument.

        IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date hereof.

Y, LLC
By:	/s/ JIM JANNARD Jim Jannard Member
By:	/s/ BOBBIE JANNARD Bobbie Jannard Member
OAKLEY, INC.
By:	/s/ LINK NEWCOMB Name: Link Newcomb Title: COO

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  Exhibit 10.29
AMENDMENT TO TRADEMARK LICENSE AGREEMENT AND ASSIGNMENT OF RIGHTS